EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into St. Mary Land & Exploration Company's previously filed Form S-8 Registration Statement Nos. 033-61850, 333-30055, 333-58273 and 333-35352.




                                                     /s/ ARTHUR ANDERSEN LLP



Denver, Colorado,
    March 21, 2001.